UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________________
FORM 8-K
____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2022
____________________________

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)
____________________________

Ireland	001-31560	98-1597419
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

38/39 Fitzwilliam Square	D02 NX53
Dublin 2
Ireland
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (353) (1) 234-3136
N/A
(Former name or former address, if changed since last report)
_______________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On October 26, 2022, Seagate Technology Holdings plc (the “Company” or “Seagate”) issued a press release reporting its financial results for the fiscal first quarter ended September 30, 2022. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
The information in this Item 2.02 and the exhibit hereto are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section.
Item 2.05    Costs Associated with Exit or Disposal Activities.
On October 24, 2022, the Company’s Board of Directors approved and committed to a restructuring plan (the “Plan”) to reduce its cost structure to better align the Company’s operational needs to current economic conditions while continuing to support the long-term business strategy. The Plan includes reducing its worldwide headcount by approximately 3,000 employees, or 8% of the global workforce, along with other cost saving measures.
The Plan, which the Company expects to be substantially completed by the end of the fiscal second quarter 2023, is expected to result in total pre-tax charges between $60 million and $70 million. The charges are expected to be primarily cash-based and consist of employee severance and other one-time termination benefits.
The Company expects to realize run-rate savings of approximately $110 million on an annualized basis starting in the fiscal third quarter 2023.
Item 7.01    Regulation FD Disclosure.
On October 26, 2022, the Company’s Board of Directors declared a quarterly cash dividend of $0.70 per share, which will be payable on January 5, 2023 to shareholders of record as of the close of business on December 21, 2022.
Seagate has issued a Supplemental Financial Information document. The Supplemental Financial Information is available on Seagate’s Investor Relations website at investors.seagate.com.
Seagate management will hold a public webcast on October 26, 2022 at 6:00 a.m. Pacific / 9:00 a.m. Eastern that can be accessed on its Investor Relations website at investors.seagate.com. During the webcast, the Company will provide an outlook for its fiscal second quarter 2023 including key underlying assumptions. A replay will be available on Seagate’s Investor Relations website at investors.seagate.com shortly following the conclusion of the event and will be archived for approximately one year. Investors and others should note that the Company routinely uses the Investor Relations section of its corporate website to announce material information to investors and the marketplace. While not all of the information that the Company posts on its corporate website is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in the Company to review the information that it shares on investors.seagate.com.
The information in this Item 7.01 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section.

Cautionary Note Regarding Forward-Looking Statements
This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical fact. Forward-looking statements include, among other things, statements about the Company’s plans, programs, strategies and prospects; financial outlook for future periods, including the fiscal second quarter 2023; expectations regarding any logistical, macroeconomic, or other factors affecting the Company and its ability to execute the restructuring plan as currently contemplated; statements and beliefs about the outcome of any regulatory or legal actions or events and their effect on the Company; changes to the assumptions on which the projected restructuring plan-related charges are based; expectations regarding market demand for Company’s products, our ability to optimize our level of production, our ability to reduce costs, storage industry trends, the Company’s ability to meet market and industry expectations and the effects of these future trends on Company’s performance, shifts in technology; expectations regarding the effects of the pandemic on the economic conditions worldwide and other macro disruptions, including the likelihood or significance of continuing supply chain disruptions, high inflation, and high interest rates; and expectations on the Company’s business strategy and performance, as well as dividend issuance plans for the fiscal quarter ending December 30, 2022 and beyond. Forward-looking statements generally can be identified by words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “should,” “may,” “will,” “will continue,” “can,” “could” or the negative of these words, variations of these words and comparable terminology, in each case, intended to refer to future events or circumstances. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are subject to various uncertainties and risks that could cause our actual results to differ materially from historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended July 1, 2022, filed with the U.S. Securities and Exchange Commission on August 5, 2022. Undue reliance should not be placed on the forward-looking statements in this report, which are based on information available to us on, and which speak only as of, the date hereof. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, unless required by applicable law.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release, dated October 26, 2022, of Seagate Technology Holdings plc entitled “Seagate Technology Reports Fiscal First Quarter 2023 Financial Results.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

Date: October 26, 2022	By:	/s/ Gianluca Romano
	Name:	Gianluca Romano
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)